Exhibit 99.1

TRxADE HEALTH, INC.

Taps Advisory Board Member and Leading Pharmaceutical Industry
Expert, Mr. Jeff Newell, For its Board of Directors

TAMPA, FL – (October 3, 2022) – TRxADE HEALTH, INC. (NASDAQ: MEDS)(“TRxADE” or the “Company”), a health services IT company focused on digitalizing the retail pharmacy experience by optimizing drug procurement, the prescription journey and patient engagement in the U.S., announced today the appointment of Mr. Jeff Newell to the Company’s Board of Directors. Prior to his appointment to the Board of Directors, Mr. Newell served on the Company’s Advisory Board. Mr. Newell will serve as a strategic resource to TRxADE as it continues to develop its trade relationships in the industry.

“We are thrilled to move industry expert, Mr. Newell from our Advisory board to our Board of Directors, and look forward to working with him to build stockholder value,” said Suren Ajjarapu, Chairman of the Board, who continued, “We are committed to fostering long-term growth and we believe we have the leadership in place to achieve that goal. We also believe that the background and experience that Mr. Newell brings to TRxADE is going to be invaluable and expect to benefit from having access to Mr. Newell’s expertise. We are excited about this new relationship.”

“TRxADE is a leader in Pharmaceutical Trading platforms with innovative, market-leading technologies, and we believe that the Company is well-positioned to take advantage of multiple opportunities,” said Donald Fell, Chairman of TRxADE’s Nominating and Corporate Governance Committee, who continued, “As a Board Member, we anticipate Mr. Newell working with the other directors and the management team to enhance the value of the Company for all stockholders. We believe Mr. Newell’s record shows that his involvement on boards has often created meaningful value for all shareholders and we hope this will continue with TRxADE.”

Mr. Fell added, “Given Mr. Newell’s experience and deep knowledge in the retail Pharmaceutical distribution space, I believe that Mr. Newell will be an extremely valuable resource to the Board and Company going forward.”

About Jeff Newell:

Mr. Newell is an accomplished Chief Executive Officer who has over forty years of experience in the healthcare industry with a proven track record of growing profitable organizations through strategic initiatives and the development of high-performance teams. Mr. Newell is skilled in Operations, Patient Engagement, Compliance, Regulatory Affairs, Quality Measurement, Supply Chain, and Product Sourcing. Mr. Newell is a strong entrepreneurship professional with a Bachelor of Science (B.S.) focused in Pharmacy from Albany College of Pharmacy & Health Sciences. Mr. Newell has held various executive level positions including President & CEO for Newell Group, CEO of Pharmacy Quality Solutions, Vice President Pharmacy Administration & Head of Compliance of Sears Holding/Kmart Pharmacy, and Senior Vice President of Operations and Chief Compliance Officer of Millennium Pharmacy Systems. As part of his long career in healthcare and pharmacy, Mr. Newell was Director of Pharmacy Programs /Manager of Regulatory Affairs at CVS. Throughout his career, Mr. Newell has served on many National, State and Local Boards, within the Healthcare Industry.

Mr. Newell is retired and stays active within the industry through his consulting company. He consults with a select number of companies and individuals and leverages his expertise and vast network to drive improved performance.

About TRxADE HEALTH, Inc.

TRxADE HEALTH, Inc. (NASDAQ: MEDS) is a health services IT company focused on digitalizing the retail pharmacy experience by optimizing drug procurement, the prescription journey and patient engagement in the U.S. The Company operates the TRxADE drug procurement marketplace serving a total of 13,815+ members nationwide, fostering price transparency and under the Bonum Health brand, offering patient centric telehealth services and tele vet services. For more information on TRxADE Health, please visit the Company’s IR website at investors.trxadehealth.com.

Forward-Looking Statements

This press release may contain forward-looking statements, including information about management’s view of TRxADE’s future expectations, plans and prospects, within the meaning of the federal securities laws, including the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. In particular, when used in the preceding discussion, the words “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions are intended to identify forward-looking statements. Any statements made in this news release other than those of historical fact, about an action, event or development, are forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors, which may cause the results of TRxADE, its divisions and concepts to be materially different than those expressed or implied in such statements. These risks include risks relating to agreements with third parties, including Wakefern Food Corp., Coborn’s and Galt Pharmaceuticals; our ability to raise funding in the future, and the availability and terms of such funding, including potential dilution caused thereby; our ability to continue as a going concern; the planned benefits, expected users of, and projected revenues of our venture with Exchange Health; amounts we owe and may owe to Exchange Health in connection with the arrangement with Exchange Health; security interests under certain of our credit arrangements; the fact that we are exploring strategic alternatives for our Bonum Health, Inc. subsidiary; our ability to maintain the listing of our common stock on the Nasdaq Capital Market, including our current non-compliance with the continued listing standards of the Nasdaq Capital Market; risks associated with our operations not being profitable; the commercial viability of new business lines, applications, products and technologies, and the costs of such items; the Company’s stock repurchase program; the adoption of the Company’s product offerings; claims relating to alleged violations of intellectual property rights of others; our ability to monetize our technological solutions; technical problems with our websites, apps and products; risks relating to implementing our acquisition strategies; challenges to the pharmaceutical supply chain posted by the COVID-19 pandemic and related matters; our ability to manage our growth; negative effects on our operations associated with the opioid pain medication health crisis; regulatory and licensing requirement risks; risks related to changes in the U.S. healthcare environment; the status of our information systems, facilities and distribution networks; risks associated with the operations of our more established competitors; regulatory changes; new competitors which may have more resources than we do; increases in direct to consumer sales of drugs; healthcare fraud; COVID-19, governmental responses thereto, economic downturns and increased inflation and possible recessions caused thereby; changes in laws or regulations relating to our operations; privacy laws; system errors; dependence on current management; our growth strategy; dilution which may be caused by future offerings; increased inflation and interest rates, including the increased costs of raising funding as a result thereof; supply chain issues caused by among other things, recessions and global conflicts; and others that are included from time to time in filings made by TRxADE with the Securities and Exchange Commission, including, but not limited to, in the “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” sections in its Form 10-Ks and Form 10-Qs and in its Form 8-Ks, which it has filed, and files from time to time, with the U.S. Securities and Exchange Commission (SEC), and our Annual Report on Form 10-K for the year ended December 31, 2021. These reports are available at www.sec.gov. Other unknown or unpredictable factors also could have material adverse effects on TRxADE’s future results and/or could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements. The forward-looking statements included in this press release are made only as of the date hereof. TRxADE cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Investor Relations:

IR@trxade.com

Investors.trxadegroup.com